SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

January 25, 2017

McCormick & Company, Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18 Loveton Circle
Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 2.02 Results of Operations and Financial Condition.

On January 25, 2017 the Registrant issued a press release and held a conference call with analysts to report on the results of operations for the fourth quarter and full year for fiscal year 2016, which ended on November 30, 2016.

Furnished with this Form 8-K as Exhibit 99.1 is a copy of the press release labeled “McCormick Fourth Quarter Performance Led To Record 2016 Financial Results; Continued Growth Expected in 2017,” which includes a Consolidated Income Statement for the three and twelve month periods ended November 30, 2016, a Consolidated Balance Sheet of the Registrant as of November 30, 2016, and a Consolidated Cash Flow Statement for the twelve months ended November 30, 2016.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit to this report is listed in Item 2.02 above and in the Exhibit Index that follows the signature line.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel and Secretary

Date: January 25, 2017

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Copy of the press release labeled “McCormick Fourth Quarter Performance Led To Record 2016 Financial Results; Continued Growth Expected in 2017.”